PROSHARES TRUST

ProShares Ultra High Yield

ProShares Short High Yield

(each a “Fund” and, collectively, the “Funds”)

Supplement dated April 1, 2021

to the Funds’ Summary Prospectus and Statutory Prospectus

dated October 1, 2020, and

Statement of Additional Information

Dated October 6, 2020, each as supplemented or amended

Alexander Ilyasov no longer serves as the senior portfolio manager of the Funds and has been replaced by Michael Neches. Benjamin McAbee no longer serves as a portfolio manager of the Funds and has been replaced by Tarak Davé. The following changes to each Fund’s summary prospectus, statutory prospectus and statement of additional information are effective immediately:

The “Management” section in the summary section is deleted in its entirety and replaced with the following:

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since April 1, 2021.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.